Exhibit 99.1

FOR IMMEDIATE RELEASE January 30, 2018

CenterState Bank Corporation Announces

Fourth Quarter 2017 Earnings Results

(all amounts are in thousands, except per share data, or unless otherwise noted)

WINTER HAVEN, FL. – January 30, 2018 - CenterState Bank Corporation (Nasdaq: CSFL) reported net income of $1,912, or diluted earnings per share of $0.03, for the fourth quarter of 2017, as compared to net income of $16,027, or diluted earnings per share of $0.33, for the fourth quarter of 2016.   The Company reported net income of $55,795, or diluted earnings per share of $0.95, for the year 2017, as compared to $42,341, or diluted earnings per share of $0.88, for the year 2016.  Highlights for the period ended December 31, 2017 and selected performance metrics are set forth in the table below.

•	Loans:
o	8% annualized net loan growth during the fourth quarter of 2017;
o	9% net loan growth for the twelve months ended December 31, 2017, excluding loans acquired from the two acquisitions completed during the second quarter of 2017.

•	Deposits:
o	13% annualized core deposit growth during the fourth quarter of 2017;
o	6% core deposit growth for the twelve months ended December 31, 2017, excluding deposits assumed from the two acquisitions completed during the second quarter of 2017.
o	Checking account balances represent 55% of total deposits.

•	Tax Equivalent Net Interest Margin (“NIM”) (Non-GAAP(1)):
o	Increased to 4.23% for the current quarter compared to 4.20% for the fourth quarter of 2016;
o	Cost of deposits during the current quarter equaled 0.24%.

•	Credit Quality:
o	Total net recoveries of $29 during the fourth quarter of 2017;
o	Total net recoveries of $826 during the twelve months ended December 31, 2017.

•	Tax Reform:
o	Recorded a deferred tax asset write down of $18,575, or $0.30 per diluted earnings per share, as additional income tax expense during the fourth quarter of 2017;
o	Expected effective income tax rate for 2018 to range between 22% and 23%.

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2017		2016		2017		2016
		Adjusted (2)		Adjusted (2)		Adjusted (2)		Adjusted (2)
	Reported	(Non-GAAP)	Reported	(Non-GAAP)	Reported	(Non-GAAP)	Reported	(Non-GAAP)
Net income	$1,912	$21,492	$16,027	$16,207	$55,795	$82,434	$42,341	$60,969
Return on average assets	0.11%	1.23%	1.25%	1.26%	0.88%	1.30%	0.87%	1.25%
Return on average tangible equity (Non-GAAP)(1)	1.7%	13.9%	15.3%	15.4%	10.1%	14.6%	10.7%	15.2%
Earnings per share diluted	$0.03	$0.35	$0.33	$0.33	$0.95	$1.41	$0.88	$1.27
Efficiency ratio, tax equivalent (Non-GAAP)(1)	59.7%	55.9%	58.1%	56.5%	60.9%	55.5%	70.6%	57.7%

Subsequent Events

•

On January 1, 2018, the Company completed its separate acquisitions of HCBF Holding Company, Inc. (“Harbor) and Sunshine Bancorp, Inc. (“Sunshine”).  The Company is now among the largest community banking companies headquartered in the state of Florida by assets, market capitalization, deposit market share and branch footprint(3).

•

On January 18, 2018, the board of directors of the Company declared a quarterly cash dividend on its common stock of $0.10 per share, a 67% increase compared to prior quarter.  The dividend is payable on March 30, 2018 to shareholders of record as of March 15, 2018.

(1)	See reconciliation tables starting on page 8, Explanation of Certain Unaudited Non-GAAP Financial Measures.
(2)

Performance metrics presented above are adjusted for merger-related expenses, which for the three months ended December 31, represent system terminations, and legal and professional fees, and for the twelve months ended December 31, respresent direct severance, system terminations, and legal and professionsl fees, in each case that are not duplicative of current operations, and other items.  See reconciliation tables starting on page 8, Explanation of Certain Unaudited Non-GAAP Financial Measures.

(3)	Based on publicly available data on S&P Global Market Intelligence for companies with less than $20 billion in assets.

Condensed Consolidated Income Statement (unaudited)

Condensed consolidated income statements (unaudited) are shown below for the periods indicated.

	Three Months Ended					Twelve Months Ended
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	Mar. 31, 2017	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Interest income
Loans	$59,982	$59,122	$56,619	$44,249	$44,085	$219,972	$163,625
Investment securities	7,382	7,048	7,289	6,203	5,531	27,922	22,829
Federal Funds sold and other	1,058	887	836	651	539	3,432	2,211
Total interest income	68,422	67,057	64,744	51,103	50,155	251,326	188,665
Interest expense
Deposits	3,385	3,178	2,619	1,897	1,892	11,079	6,934
Securities sold under agreement to repurchase	89	80	47	30	23	246	103
Other borrowed funds	977	866	728	537	393	3,108	1,154
Corporate debentures	352	347	333	318	313	1,350	1,149
Interest expense	4,803	4,471	3,727	2,782	2,621	15,783	9,340
Net interest income	63,619	62,586	61,017	48,321	47,534	235,543	179,325
Provision for loan losses	968	1,096	1,899	995	2,266	4,958	4,962
Net interest income after loan loss provision	62,651	61,490	59,118	47,326	45,268	230,585	174,363

Correspondent banking and capital markets division income	6,616	7,213	8,062	6,449	8,091	28,340	33,685
Gain (loss) on sale of securities available for sale	(7)	—	—	—	—	(7)	13
FDIC- IA (negative accretion) (1)	—	—	—	—	—	—	(1,166)
FDIC- revenue (1)	—	—	—	—	—	—	96
Gain on early extinguishment of debt	—	—	—	—	—	—	308
Gain on sale of trust department	1,224	—	—	—	—	1,224	—
All other non interest income	9,125	9,528	8,912	8,053	9,065	35,618	31,433
Total non interest income	16,958	16,741	16,974	14,502	17,156	65,175	64,369

Correspondent banking and capital markets division-expense	4,985	5,304	5,544	4,746	5,987	20,579	23,384
Merger related expenses	2,718	—	9,458	870	272	13,046	11,444
Termination of FDIC loss share agreements (1)	—	—	—	—	—	—	17,560
All other non interest expense	41,308	39,318	39,807	32,427	31,925	152,860	122,093
Total non interest expense	49,011	44,622	54,809	38,043	38,184	186,485	174,481

Income before income tax	30,598	33,609	21,283	23,785	24,240	109,275	64,251
Income tax provision (2)	28,686	11,559	6,050	7,185	8,213	53,480	21,910
Net income	$1,912	$22,050	$15,233	$16,600	$16,027	$55,795	$42,341
Net income allocated to common shares	$1,909	$22,003	$15,200	$16,559	$15,970	$55,675	$42,178

Earnings per share - Basic	$0.03	$0.37	$0.26	$0.33	$0.33	$0.97	$0.89
Earnings per share - Diluted	$0.03	$0.36	$0.26	$0.32	$0.33	$0.95	$0.88
Dividends per share	$0.06	$0.06	$0.06	$0.06	$0.04	$0.24	$0.16
Average common shares outstanding (basic)	60,001	59,907	58,307	50,632	47,870	57,245	47,409
Average common shares outstanding (diluted)	61,276	61,115	59,370	51,408	48,800	58,341	48,192
Common shares outstanding at period end	60,161	60,053	60,003	51,126	48,147	60,161	48,147
Effective tax rate (2)	93.75%	34.39%	28.43%	30.21%	33.88%	48.94%	34.10%

(1)

In February 2016, the Company terminated all existing loss share agreements with the FDIC.  As a result, the Company wrote off the remaining indemnification asset and the claw back liability, received cash from the FDIC, and recognized a net loss on the transaction of approximately $17,560 during the first quarter of 2016.

(2)

Due the reduction of the federal corporate tax rate to 21% effective January 1, 2018, the Company revalued its DTA at December 31, 2017 and recorded a DTA write down of $18,575 as additional income tax expense during the fourth quarter of 2017.  Excluding the DTA write down of $18,575, the effective tax rate was 33.04% and 31.94% for the three and twelve months ended December 31, 2017, respectively.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

Presented below are condensed consolidated balance sheets for the periods indicated.

	Ending Balance
Condensed Consolidated Balance Sheets	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	Mar. 31, 2017	Dec. 31, 2016
Assets
Cash and due from banks	$85,562	$119,233	$108,614	$69,413	$66,368
Fed funds sold and Fed Res Bank deposits	195,057	182,996	211,037	214,369	109,286
Trading securities	6,777	2,973	1,934	-	12,383
Investment securities:
Available for sale	1,060,143	866,657	868,334	819,352	740,702
Held to maturity	232,399	237,874	238,798	243,812	250,543
Total investment securities	1,292,542	1,104,531	1,107,132	1,063,164	991,245
Loans held for sale	19,647	12,243	8,959	2,637	2,285
Loans:
Originated loans	2,919,350	2,756,847	2,610,859	2,397,021	2,250,631
Acquired loans	1,689,713	1,760,745	1,856,310	946,925	993,192
PCI loans	164,158	163,975	179,364	176,058	185,924
Total gross loans	4,773,221	4,681,567	4,646,533	3,520,004	3,429,747
Allowance for loan losses	(32,825)	(31,828)	(30,132)	(27,819)	(27,041)
Loans, net of allowance	4,740,396	4,649,739	4,616,401	3,492,185	3,402,706
Premises and equipment, net	141,527	141,605	140,820	115,400	114,815
Goodwill	257,683	257,683	257,683	106,028	106,028
Core deposit intangible	24,063	25,140	26,217	14,785	15,510
Bank owned life insurance	146,739	145,755	115,234	99,065	98,424
OREO	3,987	5,904	6,422	7,201	7,090
Deferred income tax asset, net	37,725	56,160	58,841	56,792	63,208
Other assets	172,270	118,899	108,185	87,957	89,211
Total Assets	$7,123,975	$6,822,861	$6,767,479	$5,328,996	$5,078,559

Liabilities and Stockholders' Equity
Deposits:
Non-interest bearing	$1,999,901	$1,915,662	$1,926,047	$1,585,963	$1,426,624
Interest bearing	1,058,985	996,861	990,242	893,945	917,004
Total checking accounts	3,058,886	2,912,523	2,916,289	2,479,908	2,343,628
Money market accounts	1,167,940	1,156,217	1,178,109	910,056	900,532
Savings deposits	501,014	511,286	519,964	384,202	362,947
Time deposits	832,683	845,444	861,093	522,957	545,437
Total deposits	$5,560,523	$5,425,470	$5,475,455	$4,297,123	$4,152,544
Federal funds purchased	331,490	335,531	256,611	268,377	261,986
Other borrowings	253,272	72,234	73,089	63,882	54,385
Other liabilities	73,940	80,004	72,066	65,213	57,187
Common stockholders’ equity	904,750	909,622	890,258	634,401	552,457
Total Liabilities and
Stockholders' Equity	$7,123,975	$6,822,861	$6,767,479	$5,328,996	$5,078,559

SELECTED CONSOLIDATED FINANCIAL DATA

The table below summarizes selected financial data for the periods presented.

	Three Months Ended					Twelve Months Ended
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	Mar. 31, 2017	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Selected financial data
Return on average assets (annualized)	0.11%	1.29%	0.95%	1.29%	1.25%	0.88%	0.87%
Adjusted return on average assets (annualized) (Non-GAAP) (1)	1.23%	1.29%	1.37%	1.34%	1.26%	1.30%	1.25%
Return on average equity (annualized)	0.83%	9.71%	7.27%	10.92%	11.51%	6.81%	7.96%
Adjusted return on average equity (annualized) (Non-GAAP) (1)	9.29%	9.71%	10.51%	11.32%	11.64%	10.06%	11.47%
Return on average tangible equity (annualized) (Non-GAAP) (1)	1.67%	14.68%	10.99%	14.06%	15.26%	10.06%	10.72%
Adjusted return on average tangible equity (annualized) (Non-GAAP) (1)	13.92%	14.68%	15.65%	14.56%	15.43%	14.63%	15.22%
Efficiency ratio, tax equivalent (Non-GAAP) (1)	59.7%	55.2%	68.9%	59.3%	58.1%	60.9%	70.6%
Adjusted efficiency ratio, tax equivalent (Non-GAAP) (1)	55.9%	53.8%	55.7%	56.7%	56.5%	55.5%	57.7%
Dividend payout	200.0%	16.7%	23.1%	18.8%	12.1%	25.3%	18.2%
Loan / deposit ratio	85.8%	86.3%	84.9%	81.9%	82.6%
Stockholders’ equity (to total assets)	12.7%	13.3%	13.2%	11.9%	10.9%
Common equity per common share	$15.04	$15.15	$14.84	$12.41	$11.47
Tangible common equity per common share (Non-GAAP) (1)	$10.35	$10.42	$10.09	$10.03	$8.93
Common tangible equity (to total tangible assets) (Non-GAAP) (1)	9.1%	9.6%	9.3%	9.8%	8.7%
Tier 1 capital (to average assets)	9.8%	9.9%	10.0%	10.4%	9.1%

(1)	See reconciliation tables starting on page 8, Explanation of Certain Unaudited Non-GAAP Financial Measures.

NET INTEREST MARGIN (“NIM”)

The Company’s NIM decreased 3 basis points (“bps”) from 4.26% in the previous quarter to 4.23% during the current quarter due to an increase in the cost of interest bearing liabilities of 3 bps.  Cost of deposits increased 1 bp during the fourth quarter of 2017 compared to the prior quarter.  The tax equivalent yield on new loan production increased by 3 basis points from 4.44% in the prior quarter to 4.47% during the current quarter.

The table below summarizes yields and costs by various interest earning asset and interest bearing liability account types for the current quarter, the previous calendar quarter and the same quarter last year.

	Three Months Ended
	Dec. 31, 2017			Sept. 30, 2017			Dec. 31, 2016
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Balance	Inc/Exp	Rate	Balance	Inc/Exp	Rate	Balance	Inc/Exp	Rate
Loans (1)	$4,563,084	$53,229	4.63%	$4,492,543	$52,254	4.61%	$3,160,914	$35,305	4.44%
PCI loans	161,165	7,608	18.73%	170,924	7,696	17.86%	192,755	9,256	19.10%
Taxable securities	969,456	6,000	2.46%	926,367	5,648	2.42%	871,989	4,397	2.01%
Tax -exempt securities (1)	195,490	2,007	4.07%	196,988	2,082	4.19%	149,637	1,694	4.50%
Fed funds sold and other	220,105	1,058	1.91%	177,254	887	1.99%	230,418	539	0.93%
Tot. interest earning assets (1)	$6,109,300	$69,902	4.54%	$5,964,076	$68,567	4.56%	$4,605,713	$51,191	4.42%

Non-interest earnings assets	799,012			796,143			505,169
Total Assets	$6,908,312			$6,760,219			$5,110,882

Interest bearing deposits	$3,537,298	$3,385	0.38%	$3,507,381	$3,178	0.36%	$2,699,762	$1,892	0.28%
Fed funds purchased	282,834	941	1.32%	257,967	819	1.26%	273,691	393	0.57%
Other borrowings	53,479	125	0.93%	61,149	127	0.82%	27,002	23	0.34%
Corporate debentures	26,162	352	5.34%	26,103	347	5.27%	25,919	313	4.80%
Total interest bearing liabilities	$3,899,773	$4,803	0.49%	$3,852,600	$4,471	0.46%	$3,026,374	$2,621	0.34%

Non-interest bearing deposits	2,011,700			1,926,070			1,454,963
All other liabilities	79,346			81,057			75,548
Shareholders' equity	917,493			900,492			553,997
Total liabilities and shareholders' equity	$6,908,312			$6,760,219			$5,110,882

Net Interest Spread (1)			4.05%			4.10%			4.08%
Net Interest Margin (1)			4.23%			4.26%			4.20%

Cost of Total Deposits			0.24%			0.23%			0.18%

(1)	Tax equivalent yield (Non-GAAP); see reconciliation tables starting on page 8, Explanation of Certain Unaudited Non-GAAP Financial Measures.

CREDIT QUALITY AND ALLOWANCE FOR LOAN LOSSES

Non-performing assets (“NPAs”) totaled $21,422 at December 31, 2017, compared to $25,270 at September 30, 2017.  The net decrease in NPAs resulted from a $1,917 decrease in other real estate owned and a $2,031 decrease in nonaccrual loans.  NPAs as a percentage of total assets declined to 0.30% at December 31, 2017, compared to 0.37% at September 30, 2017.

The table below summarizes selected credit quality data for the periods indicated.

	Ending Balance
Non-Performing Assets (1)	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	Mar. 31, 2017	Dec. 31, 2016
Non-accrual loans	17,288	$19,319	$19,916	$17,569	$19,003
Past due loans 90 days or more
and still accruing interest	—	—	—	—	—
Total non-performing loans (“NPLs”)	17,288	19,319	19,916	17,569	19,003
Other real estate owned (“OREO”)	3,987	5,904	6,422	7,201	7,090
Repossessed assets other than real estate	147	47	131	118	114
Total non-performing assets	$21,422	$25,270	$26,469	$24,888	$26,207

	Three Months Ended					Twelve Months Ended
Asset Quality Ratios (1)	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	Mar. 31, 2017	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Non-performing loans as percentage of total loans	0.38%	0.43%	0.45%	0.53%	0.59%
Non-performing assets as percentage of total assets	0.30%	0.37%	0.39%	0.47%	0.52%
Non-performing assets as percentage of loans and
OREO plus other repossessed assets	0.46%	0.56%	0.59%	0.74%	0.81%
Loans past due 30 thru 89 days and accruing interest
as a percentage of total loans	0.30%	0.54%	0.27%	0.47%	0.58%
Allowance for loan losses as percentage of NPLs	188%	163%	149%	157%	140%
Net (recoveries) charge-offs	($28)	($600)	($349)	$217	$724	($760)	$119
Net (recoveries) charge-offs as a percentage of average
loans for the period on an annualized basis	0.00%	(0.05%)	(0.03%)	0.03%	0.09%	(0.02%)	0.00%

(1)	Excludes PCI loans.

The allowance for loan losses (“ALLL") totaled $32,825 at December 31, 2017, compared to $31,828 at September 30, 2017, an increase of $997 due to loan loss provision expense of $968 and net recoveries of $29. The changes in the Company’s ALLL components between December 31, 2017 and September 30, 2017 are summarized in the table below (unaudited).

	December 31, 2017			September 30, 2017			Increase (Decrease)
	Loan	ALLL		Loan	ALLL		Loan	ALLL
	Balance	Balance	%	Balance	Balance	%	Balance	Balance
Originated loans	$2,902,904	$29,385	1.01%	$2,739,348	$28,243	1.03%	$ 163,556	$ 1,142	(2) bp
Impaired originated loans	16,446	804	4.89%	17,499	843	4.82%	(1,053)	(39)	7 bp
Total originated loans	2,919,350	30,189	1.03%	2,756,847	29,086	1.06%	162,503	1,103	(3) bp

Acquired loans (1)	1,685,814	2,341	0.14%	1,758,937	2,457	0.14%	(73,123)	(116)	– bps
Impaired acquired loans (2)	3,899	—	—	1,808	—	—	2,091	—	– bps
Total acquired loans	1,689,713	2,341	0.14%	1,760,745	2,457	0.14%	(71,032)	(116)	– bps

Total non-PCI loans	4,609,063	32,530		4,517,592	31,543		91,471	987
PCI loans	164,158	295		163,975	285		183	10
Total loans	$4,773,221	$32,825		$4,681,567	$31,828		$ 91,654	$ 997

(1)

Performing acquired loans recorded at estimated fair value on the related acquisition dates.  The total net unamortized fair value adjustment at December 31, 2017 was approximately $19,368 or 1.1% of the aggregate outstanding related loan balances.

(2)	These are loans that were acquired as performing loans that subsequently became impaired.

The table below compares the unpaid principal balance and the carrying balance (book balance) of the Company’s total PCI loans at December 31, 2017.

	Unpaid
	Principal	Carrying
	Balance	Balance	Difference	Percentage
Total PCI loans	$215,333	$164,158	($51,175)	24%

NON INTEREST INCOME

Non interest income of $16,958 increased in the fourth quarter, primarily due to a gain on the sale of the Company’s trust department of $1,224.  The table below summarizes the Company’s non-interest income for the periods indicated.

Condensed Consolidated Non Interest Income (unaudited)

	Three Months Ended					Twelve Months Ended
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	Mar. 31, 2017	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Correspondent banking and capital markets division (1)	$5,453	$5,823	$6,868	$5,376	$7,016	$23,520	$28,817
Other correspondent banking related revenue (2)	1,163	1,390	1,195	1,073	1,075	4,821	4,868
Wealth management related revenue	856	914	891	893	815	3,554	3,237
Service charges on deposit accounts	3,719	3,870	3,822	3,575	3,729	14,986	13,564
Debit, prepaid, ATM and merchant card related fees	2,319	2,127	2,324	2,265	2,009	9,035	8,254
BOLI income	983	975	694	641	657	3,293	2,534
Gain on sale of bank properties held for sale	36	175	—	129	730	340	797
Other service charges and fees	1,212	1,467	1,180	550	1,125	4,409	3,047
Subtotal	$15,741	$16,741	$16,974	$14,502	$17,156	$63,958	$65,118
Gain on sale of securities available for sale	(7)	—	—	—	—	(7)	13
Gain on early extinguishment of debt	—	—	—	—	—	—	308
Gain on sale of trust department	1,224	—	—	—	—	1,224	—
FDIC indemnification asset – amortization	—	—	—	—	—	—	(1,166)
FDIC indemnification income	—	—	—	—	—	—	96
Total Non Interest Income	$16,958	$16,741	$16,974	$14,502	$17,156	$65,175	$64,369

(1)

Includes gross commissions earned on bond sales, fees from hedging services, loan brokering fees and related consulting fees.  The fee income in this category is based on sales volume in any particular period and is therefore volatile between comparable periods.

(2)

Includes fees from safe-keeping activities, bond accounting services, asset/liability consulting services, international wires, clearing and corporate checking account services and other correspondent banking related revenue and fees.  The fees included in this category are less volatile than those described above in note 1.

NON INTEREST EXPENSES

Non interest expense increased $4,389 in the fourth quarter to $49,011. The Company incurred $2,718 of merger-related expenses during the fourth quarter of 2017, which was mainly attributable to the acquisitions of HCBF and Sunshine completed on January 1, 2018.  The increase in non-interest expense, excluding merger related expenses, between the third and fourth quarters of 2017 was $1,671 of which $1,495 was related to additional health insurance and incentive accruals of $1,088, and additional loss reserves of $407 at the Company’s non-bank insurance subsidiary during the fourth quarter of 2017. The table below summarizes the Company’s non-interest expense for the periods indicated.

Condensed Consolidated Non Interest Expense (unaudited)

	Three Months Ended					Twelve Months Ended
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	Mar. 31, 2017	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Salaries, wages and employee benefits	29,698	28,515	28,317	22,882	24,049	109,412	90,881
Occupancy expense	3,324	3,422	3,191	2,840	2,888	12,777	10,217
Depreciation of premises and equipment	1,884	1,842	1,837	1,684	1,659	7,247	6,373
Supplies, stationary and printing	430	392	434	354	320	1,610	1,340
Marketing expenses	1,044	955	1,078	852	909	3,929	3,125
Data processing expenses	2,185	2,006	2,419	1,826	1,814	8,436	6,867
Legal, auditing and other professional fees	970	854	932	888	901	3,644	3,657
Bank regulatory related expenses	767	666	891	727	779	3,051	3,420
Postage and delivery	507	512	491	428	420	1,938	1,684
Debit, ATM and merchant card related expenses	644	746	741	615	592	2,746	2,438
Credit related expenses	(23)	527	876	655	624	2,035	1,781
Amortization of intangibles	1,129	1,133	1,042	762	791	4,066	3,074
Internet and telephone banking	672	538	503	518	651	2,231	2,402
Impairment (recovery) on bank property held for sale	12	—	430	77	116	519	1,150
Other expenses	3,050	2,514	2,169	2,065	1,399	9,798	7,068
Subtotal	46,293	44,622	45,351	37,173	37,912	173,439	145,477
Merger-related expenses	2,718	—	9,458	870	272	13,046	11,444
Termination of FDIC loss share agreements	—	—	—	—	—	—	17,560
Total Non Interest Expense	49,011	$44,622	$54,809	$38,043	$38,184	$186,485	$174,481

Note:  Certain prior period amounts have been reclassified to conform to the current period presentation format.

CORRESPONDENT BANKING AND CAPITAL MARKETS SEGMENT

The condensed quarterly results of the Company’s correspondent banking and capital markets segment are presented below.

Condensed Segment Information - Correspondent banking and capital markets division (unaudited)

	Three Months Ended					Twelve Months Ended
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	Mar. 31, 2017	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Net interest income	$1,913	$1,828	$1,918	$2,095	$1,850	$7,754	$6,832
Provision for loan losses	(4)	17	37	29	24	79	(24)
Total non-interest income (1)	6,617	7,213	8,062	6,449	8,091	28,341	33,685
Total non-interest expense (2)	(4,985)	(5,304)	(5,544)	(4,746)	(5,987)	(20,579)	(23,384)
Income tax provision	(1,366)	(1,448)	(1,725)	(1,476)	(1,535)	(6,015)	(6,599)
Net income	$2,175	$2,306	$2,748	$2,351	$2,443	$9,580	$10,510
Contribution to diluted earnings per share	$0.04	$0.04	$0.05	$0.05	$0.05	$0.16	$0.22

Allocation of indirect expense net of
inter-company earnings credit, net of
income tax benefit (3)	$(97)	$(214)	$(202)	$(227)	$(280)	$(740)	$(1,097)
Contribution to diluted earnings per share after
deduction of allocated indirect expenses	$0.03	$0.03	$0.04	$0.04	$0.04	$0.15	$0.20

(1)

The primary component in this line item is gross commissions earned on bond sales, fees from hedging services, loan brokering fees and related consulting fees which were $5,453, $5,823, $6,868, $5,376 and $7,016 for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively, and $23,520 and $28,767 for the twelve months ended December 31, 2017 and 2016, respectively.  The fee income in this category is based on sales volume in any particular period and is therefore volatile between comparable periods.  The remaining non interest income items in this category, which are less volatile, include fees from safe-keeping activities, bond accounting services, asset/liability consulting related activities, international wires, clearing and corporate checking account services, and other correspondent banking related revenue and fees.

(2)

A significant portion of these expenses are variable in nature and are a derivative of the income from bond sales, hedging services, brokering loans sales and related consulting services identified in note 1 above.  The variable expenses related to these fees identified in (1) above were $2,357, $2,549, $2,853, $2,342 and $3,133 for the three months ended December 31, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively, and $10,101 and $12,885 for the twelve months ended December 31, 2017 and 2016, respectively.   Expenses in this line item do not include any indirect support allocation costs.

(3)

A portion of the cost of the Company’s indirect departments such as human resources, accounting, deposit operations, item processing, information technology, compliance and others have been allocated to the correspondent banking and capital markets division based on management’s estimates.  In addition, an inter-company earnings credit is allocated to the segment for services provided to the commercial bank segment, also based on management’s estimates and judgment.

Explanation of Certain Unaudited Non-GAAP Financial Measures

This press release contains financial information determined by methods other than Generally Accepted Accounting Principles (“GAAP”), including adjusted net income, adjusted net income per share diluted, adjusted return on average assets, adjusted return on average tangible equity, adjusted return on average tangible equity, adjusted efficiency ratio, adjusted non-interest income, adjusted non-interest expense, adjusted net-interest income, tangible common equity, tangible common equity to tangible assets, common tangible equity per common share, tax equivalent yields on loans, securities and earning assets, and tax equivalent net interest spread and margin, which we refer to “Non-GAAP financial measures.”  The tables below provide reconciliations between these Non-GAAP measures and net income, interest income, net interest income and tax equivalent basis interest income and net interest income, return on average assets, return on average equity, the efficiency ratio, total stockholders’ equity and tangible common equity, as applicable.

Management uses these Non-GAAP financial measures in its analysis of the Company’s performance and believes these presentations provide useful supplemental information, and enhance investors’ understanding of the Company’s core business and performance without the impact of merger-related expenses.  Accordingly, management believes it is appropriate to exclude merger-related expenses because those costs are specific to each acquisition, vary based upon the size, complexity and other specifics of each acquisition, and are not indicative of the costs to operate the Company’s core business.

Non-GAAP measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. The Company provides reconciliations between GAAP and these Non-GAAP measures. These disclosures should not be considered an alternative to GAAP.

Reconciliation of GAAP to non-GAAP Measures (unaudited):

	Three months ended					Twelve months ended
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	Mar. 31, 2017	Dec. 31, 2016	Dec. 31, 2017		Dec. 31, 2016
Adjusted net income (Non-GAAP)
Net income (GAAP)	$1,912	$22,050	$15,233	$16,600	$16,027	$55,795		$42,341
Loss (gain) on sale of securities available for sale, net of tax	5	—	—	—	—	5		(9)
Gain on early extinguishment of debt, net of tax	—	—	—	—	—	—		(202)
Gain on sale of trust department, net of tax	(820)	—	—	—	—	(820)		—
Termination of FDIC loss share agreements, net of tax	—	—	—	—	—	—		11,514
Merger-related expenses, net of tax	1,820	—	6,769	607	180	8,879		7,325
Deferred tax asset write down	18,575	—	—	—	—	18,575		—
Adjusted net income (Non-GAAP)	$21,492	$22,050	$22,002	$17,207	$16,207	$82,434		$60,969

Adjusted net income per share - Diluted
Earnings per share - Diluted (GAAP)	$0.03	$0.36	$0.26	$0.32	$0.33	$0.95		$0.88
Effect to adjust for loss (gain) on sale of securities available for sale, net of tax	—	—	—	—	—	—		—
Effect to adjust for gain on early extinguishment of debt, net of tax	—	—	—	—	—	—		—
Effect to adjust for gain on sale of trust department, net of tax	(0.01)	—	—	—	—	(0.01)		—
Effect to adjust for termination of FDIC loss share agreements, net of tax	—	—	—	—	—	—		0.24
Effect to adjust for merger-related expenses, net of tax	0.03	—	0.11	0.01	—	0.15		0.15
Effect to adjust for deferred tax asset write down	0.30	—	—	—	—	0.32		—
Adjusted net income per share - Diluted (Non-GAAP)	$0.35	$0.36	$0.37	$0.33	$0.33	$1.41		$1.27

Adjusted return on average assets (Non-GAAP)
Return on average assets (GAAP)	0.11%	1.29%	0.95%	1.29%	1.25%	0.88%		0.87%
Effect to adjust for securities available for sale, net of tax	—	—	—	—	—	—		—
Effect to adjust for gain on early extinguishment of debt, net of tax	—	—	—	—	—	—		—
Effect to adjust for gain on sale of trust department, net of tax	(0.05%)	—	—	—	—	(0.01%	)	—
Effect to adjust for termination of FDIC loss share agreements, net of tax	—	—	—	—	—	—		0.24%
Effect to adjust for merger-related expenses, net of tax	0.10%	—	0.42%	0.05%	0.01%	0.14%		0.14%
Effect to adjust for deferred tax asset write down	1.07%	—	—	—	—	0.29%		—
Adjusted return on average assets (Non-GAAP)	1.23%	1.29%	1.37%	1.34%	1.26%	1.30%		1.25%

Explanation of Certain Unaudited Non-GAAP Financial Measures (continued)

	Three months ended					Twelve months ended
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	Mar. 31, 2017	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Adjusted return on average equity (Non-GAAP)
Return on average equity (GAAP)	0.83%	9.71%	7.27%	10.92%	11.51%	6.81%	7.96%
Effect to adjust for gain on sale of securities available for sale	—	—	—	—	—	—	—
Effect to adjust for gain on early extinguishment of debt	—	—	—	—	—	—	(0.04%)
Effect to adjust for gain on sale of trust department, net of tax	(0.35%)	—	—	—	—	(0.10%)	—
Effect to adjust for termination of FDIC loss share agreements	—	—	—	—	—	—	2.17%
Effect to adjust for merger and acquisition related expenses	0.78%	—	3.23%	0.40%	0.13%	1.08%	1.38%
Effect to adjust for deferred tax asset write down	8.03%	—	—	—	—	2.27%	—
Adjusted return on average equity (Non-GAAP)	9.29%	9.71%	10.50%	11.32%	11.64%	10.06%	11.47%

Return on average tangible equity (non-GAAP)
Net income (GAAP)	$1,912	$22,050	$15,233	$16,600	$16,027	$55,795	$42,341
Amortization of intangibles, net of tax	756	743	746	532	523	2,767	2,026
Adjusted net income for average tangible equity (Non-GAAP)	$2,668	$22,793	$15,979	$17,132	$16,550	$58,562	$44,367

Average stockholders' equity (GAAP)	$917,493	$900,492	$840,053	$616,268	$553,997	$819,626	$531,734
Average goodwill	(257,683)	(257,683)	(232,026)	(106,028)	(105,760)	(213,892)	(100,855)
Average core deposit intangible	(24,727)	(25,819)	(24,118)	(15,148)	(15,889)	(22,508)	(16,060)
Average other intangibles	(959)	(1,004)	(962)	(769)	(759)	(925)	(773)
Average tangible equity (Non-GAAP)	$634,124	$615,986	$582,947	$494,323	$431,589	$582,301	$414,046

Return on average tangible equity (annualized) (Non-GAAP)	1.67%	14.68%	10.99%	14.06%	15.26%	10.06%	10.72%

Adjusted return on average tangible equity (non-GAAP)
Return on average tangible equity (Non-GAAP)	1.67%	14.68%	10.99%	14.06%	15.26%	10.06%	10.72%
Effect to adjust for loss (gain) on sale of securities available for sale, net of tax	—	—	—	—	—	—	—
Effect to adjust for gain on early extinguishment of debt, net of tax	—	—	—	—	—	—	(0.05%)
Effect to adjust for gain on sale of trust department, net of tax	(0.51%)	—	—	—	—	(0.14%)	—
Effect to adjust for termination of FDIC loss share agreements, net of tax	—	—	—	—	—	—	2.78%
Effect to adjust for merger-related expenses, net of tax	1.14%	—	4.66%	0.50%	0.17%	1.52%	1.77%
Deferred tax asset write down	11.62%	—	—	—	—	3.19%	—
Adjusted return on average tangible equity (Non-GAAP)	13.92%	14.68%	15.65%	14.56%	15.43%	14.63%	15.22%

Efficiency ratio (tax equivalent) (Non-GAAP)
Non interest income (GAAP)	$16,958	$16,741	$16,974	$14,502	$17,156	$65,175	$64,369
Gain on early extinguishment of debt	—	—	—	—	—	—	(308)
Gain on sale of trust department	(1,224)	—	—	—	—	(1,224)	—
Adjusted non interest income (Non-GAAP)	$15,734	$16,741	$16,974	$14,502	$17,156	$63,951	$64,061

Net interest income before provision (GAAP)	$63,619	$62,586	$61,017	$48,321	$47,534	$235,543	$179,325
Total tax equivalent adjustment	1,480	1,510	1,509	1,339	1,036	5,716	3,459
Adjusted net interest income (Non-GAAP)	$65,099	$64,096	$62,526	$49,660	$48,570	$241,259	$182,784

Non interest expense (GAAP)	$49,011	$44,622	$54,809	$38,043	$38,184	$186,485	$174,481
Amortization of intangibles	(1,129)	(1,133)	(1,042)	(762)	(791)	(4,066)	(3,074)
Termination of FDIC loss share agreements	—	—	—	—	—	—	(17,560)
Merger and acquisition related expenses	(2,718)	—	(9,458)	(870)	(272)	(13,046)	(11,444)
Adjusted non interest expense (Non-GAAP)	$45,164	$43,489	$44,309	$36,411	$37,121	$169,373	$142,403

Efficiency ratio (tax equivalent) (Non-GAAP)	59.7%	55.2%	68.9%	59.3%	58.1%	60.9%	70.6%

Adjusted efficiency ratio, tax equivalent (Non-GAAP)	55.9%	53.8%	55.7%	56.7%	56.5%	55.5%	57.7%

Explanation of Certain Unaudited Non-GAAP Financial Measures (continued)

	Ending Balance
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	Mar. 31, 2017	Dec. 31, 2016
Tangible common equity (Non-GAAP)
Total stockholders' equity (GAAP)	$904,750	$909,622	$890,258	$634,401	$552,457
Goodwill	(257,683)	(257,683)	(257,683)	(106,028)	(106,028)
Core deposit intangible	(24,063)	(25,140)	(26,217)	(14,785)	(15,510)
Other intangibles	(551)	(1,035)	(1,011)	(754)	(784)
Tangible common equity (Non-GAAP)	$622,453	$625,764	$605,347	$512,834	$430,135

Total assets (GAAP)	$7,123,975	$6,822,861	$6,767,479	$5,328,996	$5,078,559
Goodwill	(257,683)	(257,683)	(257,683)	(106,028)	(106,028)
Core deposit intangible	(24,063)	(25,140)	(26,217)	(14,785)	(15,510)
Other intangibles	(551)	(1,035)	(1,011)	(754)	(784)
Total tangible assets (Non-GAAP)	$6,841,678	$6,539,003	$6,482,568	$5,207,429	$4,956,237

Tangible common equity to tangible assets (Non-GAAP)	9.1%	9.6%	9.3%	9.8%	8.7%
Common tangible equity per common share (Non-GAAP)	$10.35	$10.42	$10.09	$10.03	$8.93
Common shares outstanding at period end	60,161	60,053	60,003	51,126	48,147

	Three months ended
	Dec. 31, 2017	Sept. 30, 2017	Dec. 31, 2016
Tax equivalent yields (Non-GAAP)
Loans, excluding PCI loans	$52,374	$51,426	$34,829
PCI loans	7,608	7,696	9,256
Taxable securities	6,000	5,648	4,397
Tax -exempt securities	1,382	1,400	1,134
Fed funds sold and other	1,058	887	539
Interest income (GAAP)	$68,422	$67,057	$50,155
Tax equivalent adjustment for Non-PCI loans	855	828	476
Tax equivalent adjustment for tax-exempt securities	625	682	560
Tax equivalent adjustments	1,480	1,510	1,036
Interest income (tax equivalent) (Non-GAAP)	$69,902	$68,567	$51,191

Net interest income (GAAP)	$63,619	$62,586	$47,534
Tax equivalent adjustments	1,480	1,510	1,036
Net interest income (tax equivalent) (Non-GAAP)	$65,099	$64,096	$48,570

Yield on Non-PCI loans	4.55%	4.54%	4.38%
Effect from tax equivalent adjustment	0.08%	0.07%	0.06%
Yield on Non-PCI loans - tax equivalent (Non-GAAP)	4.63%	4.61%	4.44%

Yield on securities	2.51%	2.49%	2.15%
Effect from tax equivalent adjustment	0.21%	0.24%	0.22%
Yield on securities - tax equivalent (Non-GAAP)	2.73%	2.73%	2.37%

Yield on interest earning assets (GAAP)	4.44%	4.46%	4.33%
Effect from tax equivalent adjustments	0.10%	0.10%	0.09%
Yield on interest earning assets - tax equivalent (Non-GAAP)	4.54%	4.56%	4.42%

Net interest spread (GAAP)	3.95%	4.00%	3.99%
Effect for tax equivalent adjustments	0.10%	0.10%	0.09%
Net interest spread (Non-GAAP)	4.05%	4.10%	4.08%

Net interest margin (GAAP)	4.13%	4.16%	4.11%
Effect from tax equivalent adjustments	0.10%	0.10%	0.09%
Net interest margin - tax equivalent (Non-GAAP)	4.23%	4.26%	4.20%

About CenterState Bank Corporation

The Company, headquartered in Winter Haven, Florida between Orlando and Tampa, is a financial holding company with one nationally chartered bank, CenterState Bank, N.A.  Presently, the Company operates through its network of 142 branch banking offices located in 31 counties throughout Florida, providing traditional deposit and lending products and services to its commercial and retail customers.  The Company also provides correspondent banking and capital market services to approximately 600 community banks nationwide.

For additional information contact John C. Corbett (CEO), Stephen D. Young (COO) or Jennifer L. Idell (CFO) at 863-293-4710.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

This report contains forward-looking statements, within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements related to future events, other future financial and operating performance, costs, revenues, economic conditions in our markets, loan performance, credit risks, collateral values and credit conditions, or business strategies, including expansion and acquisition activities and may be identified by terminology such as “may,” “will,” “should,” “expects,” “scheduled,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “potential,” or “continue” or the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should specifically consider the factors described throughout this report. We cannot assure you that future results, levels of activity, performance or goals will be achieved, and actual results may differ from those set forth in the forward looking statements.

Forward-looking statements, with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control.  These forward looking statements, many of which, with respect to future business decisions and actions, are subject to change, may cause the actual results, performance or achievements of the Company or the Bank to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Examples of uncertainties and contingencies include, among other important factors, general economic and business conditions, expectations of and actual timing and amount of interest rate movements, including the slope and shape of the yield curve, which can have a significant impact on a financial services institution, market and monetary fluctuations, including fluctuations in mortgage markets, responses to any or all of these conditions, the actions of the Securities and Exchange Commission, the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, and other regulators and agencies, pending, threatened, or possible future regulatory or judicial actions, proceedings or outcomes, changes in laws and regulations applicable to the Company, the possibility that the anticipated benefits of the completed transactions will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the companies acquired, or diversion of management’s attention from ongoing business operations and opportunities, the Company’s success in executing its business plan and strategies and managing the risks involved in the foregoing; and other factors that may affect future results of the Company. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and otherwise in our SEC reports and filings under the title “Risk Factors”. You should not expect us to update any forward-looking statements. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2016, and otherwise in our SEC reports and filings.